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CUSIP No. 020903-10-0               13D                   Page 10 of 10 Pages
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                                   Exhibit A

                            JOINT FILING AGREEMENT


          Pursuant to Rule 13d-1(f) of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of this Statement on Schedule 13D (Amendment No. 1) with respect to the shares of Common Stock, no par value, of Alpha Microsystems, a California corporation, and further agree that this Joint Filing Agreement be included as an exhibit to such joint filing. Each party to this Joint Filing Agreement expressly authorizes each other party to file on its behalf any and all amendments to such statement. In evidence thereof the undersigned, being duly authorized, hereby execute this Joint Filing Agreement this 23 day of October, 1995.
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                                       ISC INTERNATIONAL SYSTEMS CORPORATION



                                       By:/s/ Christopher D. Pfrang
                                          --------------------------------
                                                    (signature)


                                        Christopher D. Pfrang - President
                                       ------------------------------------
                                                   (Name / Title)


                                       ISC HOLDING GMBH



                                       By: /s/ Christopher D. Pfrang
                                           --------------------------------
                                                     (signature)


                                       Christopher D. Pfrang - Power of Attorney
                                       -----------------------------------------
                                                   (Name / Title)